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                                                                      EXHIBIT 23







                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, (No 333-89113) of Launch Media, Inc., of our report dated October 20, 2000 relating to the financial statements of C.C.R.L., LLC, which appears in this Current Report on Form 8-K/A of Launch Media, Inc. dated November 14, 2000.




/s/ PricewaterhouseCoopers LLP
Woodland Hills, California
November 13, 2000